UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K /A

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2006



                               AAA Energy,  Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (775) 827-2324
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 21, 2006, Moen & Company, Chartered Accountants ("Moen") ceased business operations and resigned as our independent accountant . Moen's audit report on our financial statements for the period from our inception on May 26, 2004 to August 31, 2004, and for the fiscal year ended August 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements between us and Moen relating to the fiscal periods audited or any subsequent interim period through to the date that the firm ceased operations.

The Report of Independent Registered Public Accounting Firm that Moen issued on the financial statements for the periods from our inception on May 26, 2004 to August 31, 2004 and for the fiscal year ended August 31, 2005 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with Moen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report and its review of our interim financial statements for the periods ended November 30, 2006, February 28, 2006 and May 31, 2006 , through to the date of its resignation on July 21, 2006 .

We engaged Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, ("DMCL") as our new independent accountant on August 2, 2006. We did not consult with DMCL prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.

Exhibits:

 1.1Letter from Moen & Company, LLP. to the U.S. Securities and Exchange
     Commission


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AAA Energy,  Inc.
				      a Nevada corporation

                                          /s/  Dr. Earl Abbott
                                       By:____________________________
                                           Dr. Earl Abbott, President



DATED:   October 12 , 2006